AMCAP FUND

Semi-Annual Report for the six months ended August 31, 1995

[The American Funds Group (R)]

AMCAP FUND (R) SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN GROWING, PROFITABLE COMPANIES.

ABOUT OUR COVER:

Computer software is a classic example of a growing, profitable business that appears well-positioned for continued success -- the hallmark of an AMCAP investment.

[Side Bar]
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods -- 10 years: +280.80%, or +14.31% a year; 5 years: +117.70%, or +16.84% a year; 12 months: +17.68%. Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.
[End Side Bar]

Fellow Shareholders:

The six months through August 31 were very favorable for growth stocks. Declining interest rates, low inflation and improving corporate profits came together to produce a positive environment for equities. As a result, it was also a rewarding period for investors in AMCAP Fund.

For the first half of the fund's fiscal year, the value of your shares increased by 17.0% if you reinvested the five-cent dividend and the 17-cent capital gain distribution, both paid in May. During this period, AMCAP slightly outpaced the 16.8% total return of the unmanaged Standard & Poor's 500 Composite Index, a widely used gauge of the U.S. stock market.

Technology stocks, AMCAP's largest single area of concentration, again provided the fund's strongest returns. These stocks benefited from continued growth in corporate capital spending for computers and related equipment as economies improved around the world. In addition, the widely publicized introduction in August of Microsoft's new operating system, Windows 95, brought added attention and momentum to the computer industry. Its arrival has started a new product cycle as users worldwide upgrade their computer systems.

As a result of these favorable industry trends and strong earnings, Cisco Systems, a maker of computer inter-networking systems, rose 95.9%; Texas Instruments, an electronic technology company that makes integrated circuits, gained 90.2%; and Intel, a leader in the manufacture of microprocessors, increased 54.2%. It should be noted that the fund completed the sale of its Microsoft holding over the past six months. We felt that Microsoft share prices had reached full value relative to other available investments. Of course, we may again purchase shares of Microsoft -- an outstanding company -- if they fall into an acceptable buying range in the future.

MEDIA STOCKS SIZZLE

The fund's broadcast, cable television and entertainment stocks also made a solid contribution. Their stock prices were aided by mergers and acquisitions and hopes for broadcast deregulation through new legislation. Beneficiaries of prospects for deregulation include Infinity Broadcasting, the largest operator of radio stations in the U.S. (+52.7%), and Comcast, a cable television operator and our second-largest holding (+36.5%). Capital Cities/ABC, our fourth- largest holding, which agreed to be acquired by Walt Disney, gained 29.9%. Disney is also one of the fund's significant holdings.

Outside of electronic technology and media, three other companies did especially well in the recent first half. Medtronic, a leading manufacturer of heart pacemakers and our third-largest holding, increased 57.3%. Southwest Airlines, a specialist in low-cost air travel, and Student Loan Marketing Association, which processes student college loans, both climbed 46.8%. All three are long-term AMCAP holdings.

Not all stocks in the fund's portfolio prospered over the past six months. Pricing and margin pressures impacted two of the fund's health maintenance organizations. Humana, one of the largest health care companies in the U.S., fell 23.2% and U.S. Healthcare, the largest HMO in the New York-Philadelphia corridor, declined 25.1%. Nonetheless, we believe the long-term outlook for these two companies is solid; the managed health care industry has good growth prospects and these companies are well-positioned.

FAVORABLE RESULTS

Your fund's return for the recent semi-annual period continues a long-term record of favorable investment results. Over its 28 1/2 -year history through August 31, AMCAP has compiled an average compound return, with dividends reinvested, of 12.7% a year, decisively outpacing the 10.7% compound annual return of the S&P 500.

Despite results like these, it is always wise to inject a note of caution. It has been 60 months since the stock market has experienced a correction of 10% or more. That is one reason why AMCAP has been holding a sizable portion of its assets in cash and equivalents, amounting to 17% at the end of the fiscal period. As the fund's results during the period might indicate, the cash position has not been much of a hindrance. But it should give the fund some degree of downside protection during a period of market volatility and provide ready buying power to take advantage of opportunities when they arise.

Notwithstanding the relatively high valuations currently afforded many stocks, we are still positive on the outlook for the kind of growth companies in which AMCAP invests. An improving global outlook and rapid technological advances bode well for the earnings of many of AMCAP's investments, particularly those in electronic technology and telecommunications. As for the fund's media and entertainment companies, two-thirds of the world's population is still relatively unexposed to media products, and U.S. companies are dominant producers. They should benefit as huge new markets open in Eastern Europe, India, China, Latin America and in countries that made up the former Soviet Union. Therefore, we believe that a good deal of that industry's growth is still ahead.

We look forward to reporting to you again in our annual report next February.

Cordially,

Walter P. Stern
Chairman of the Board

R. Michael Shanahan
President

October 11, 1995


AMCAP FUND INVESTMENT PORTFOLIO
AUGUST 31, 1995
(unaudited)

LARGEST INDUSTRY HOLDINGS

Broadcasting & Publishing            15.77%
Business & Public Services           11.40%
Electronic Components                 8.54%
Data Processing & Reproduction        7.20%
Banking                               6.00%
Cash & Equivalents                   17.06%
Other Industries                     34.03%

LARGEST INDIVIDUAL HOLDINGS

Time Warner                           3.97%
Comcast                               3.41
Medtronic                             3.32
Capital Cities/ABC                    2.88
Intel                                 2.81
Federal National Mortgage             2.63
Viacom                                2.21
Tele-Communications                   2.00
Oracle Systems                        1.78
Loctite                               1.75

                                                             Number           Market Value      Percent of

COMMON STOCKS                                                of Shares        (000)             Net Assets



BROADCASTING & PUBLISHING -  15.77%

Time Warner Inc.                                             3,216,000        $135,474          3.97 %

Comcast Corp., Class A                                       760,000          16,150

Comcast Corp., Class A special stock                         4,685,625        100,155           3.41

Capital Cities/ABC, Inc.                                     855,000          98,325            2.88

Viacom Inc., Class B/1/                                      1,550,000        75,369            2.21

Tele-Communications, Inc., Series A

 TCI Group/1/

 (Formerly Tele-Communications, Inc.)                        2,714,000        50,209

Tele-Communications, Inc., Series A

 Liberty Media Group/1/                                      678,500          18,023            2.00

Infinity Broadcasting Corp., Class A/1/                      622,500          22,332            .66

LIN Television Corp./1/                                      389,050          14,200            .42

Dow Jones & Co., Inc.                                        200,000          7,325             .22



BUSINESS & PUBLIC SERVICES -  11.40%

PacifiCare Health Systems, Inc., Class B/1/                  855,000          48,949

PacifiCare Health Systems, Inc., Class A/1/                  150,000          8,213             1.68

Pitney Bowes Inc.                                            1,375,000        55,859            1.64

Federal Express Corp./1/                                     765,000          54,889            1.61

United HealthCare Corp.                                      1,250,000        52,812            1.55

WMX Technologies, Inc.                                       1,370,000        40,244            1.18

CUC International Inc./1/                                    800,000          27,300            .80

Interpublic Group of Companies, Inc.                         550,000          21,381            .63

Avery Dennison Corp.                                         500,000          20,500            .60

General Motors Corp., Class E                                410,000          19,116            .56

Dun & Bradstreet Corp.                                       325,000          18,809            .55

Humana Inc./1/                                               600,000          10,950            .32

U.S. Healthcare, Inc.                                        300,000          9,600             .28



ELECTRONIC COMPONENTS -  8.54%

Intel Corp.                                                  1,560,000        95,745            2.81

Analog Devices, Inc./1/                                      1,425,000        49,341            1.45

Texas Instruments Inc.                                       600,000          44,925            1.32

Motorola, Inc.                                               600,000          44,850            1.31

Seagate Technology/1/                                        500,000          22,125            .65

ADC Telecommunications, Inc./1/                              460,000          17,825            .52

AMP Inc.                                                     400,000          16,250            .48



DATA PROCESSING & REPRODUCTION -  7.20%

Oracle Systems Corp./1/                                      1,512,500        60,689            1.78

International Business Machines Corp.                        375,000          38,766            1.14

Sybase, Inc./1/                                              1,124,200        36,115            1.06

Solectron Corp./1/                                           829,400          29,444            .86

Apple Computer, Inc.                                         390,000          16,770            .49

Tandem Computers Inc./1/                                     1,278,900        15,667            .46

Digital Equipment Corp./1/                                   350,000          14,612            .43

Sequent Computer Systems, Inc./1/                            560,000          13,230            .39

Electronic Arts/1/                                           200,000          7,600             .22

Cisco Systems, Inc./1/                                       100,000          6,562             .19

Silicon Graphics, Inc./1/                                    100,000          4,225             .13

Novell, Inc./1/                                              100,000          1,800             .05



BANKING -  6.00%

Golden West Financial Corp.                                  1,246,800        59,535            1.75

Banc One Corp.                                               1,362,688        45,820            1.34

Norwest Corp.                                                1,400,000        42,175            1.24

Northern Trust Corp.                                         675,000          30,375            .89

PNC Bank Corp.                                               775,000          20,344            .60

SunTrust Banks, Inc.                                         100,000          6,137             .18



HEALTH & PERSONAL CARE -  5.90%

Medtronic, Inc.                                              1,200,000        113,250           3.32

Pyxis Corp./1/                                               1,550,000        35,069            1.03

Boston Scientific Corp./1/                                   550,000          21,862            .64

Amgen Inc./1/                                                436,200          20,883            .61

Perrigo Co./1/                                               425,000          5,737             .17

Upjohn Co.                                                   100,000          4,238             .13



TELECOMMUNICATIONS -  5.63%

Cellular Communications, Inc.,

 preference shares/1/                                        1,095,000        59,678            1.75

Telephone and Data Systems, Inc.                             1,200,000        49,200            1.44

AirTouch Communications/1/                                   1,250,000        40,625            1.19

MCI Communications Corp.                                     850,000          20,453            .60

AT&T Corp.                                                   150,000          8,475             .25

Cellular Communications of Puerto

 Rico, Inc./1/                                               249,998          7,687             .23

LIN Broadcasting Corp./1/                                    46,100           5,924             .17



FINANCIAL SERVICES -  5.04%

Federal National Mortgage Assn.                              940,000          89,652            2.63

Student Loan Marketing Assn.                                 700,000          37,888            1.11

ADVANTA Corp., Class B                                       500,000          18,688

ADVANTA Corp., Class A                                       155,000          6,413             .74

Capital One Financial Corp.                                  740,000          19,240            .56



LEISURE & TOURISM -  3.83%

Walt Disney Co.                                              1,000,000        56,125            1.65

Harrah's Entertainment, Inc./1/                              1,130,000        36,019            1.06

Marriott International, Inc.                                 500,000          17,750            .52

Luby's Cafeterias, Inc.                                      525,000          10,434            .30

Promus Hotel Corp./1/                                        500,000          10,313            .30



BEVERAGES & TOBACCO -  3.08%

Philip Morris Companies Inc.                                 785,000          58,581            1.72

PepsiCo, Inc.                                                600,000          27,150            .80

UST Inc.                                                     700,000          19,075            .56



CHEMICALS -  2.29%

Loctite Corp.                                                1,245,900        59,803            1.75

Nalco Chemical Co.                                           525,000          18,375            .54



RECREATION & OTHER CONSUMER PRODUCTS - 1.50%

Duracell International Inc.                                  952,900          42,523            1.25

Hasbro, Inc.                                                 270,000          8,741             .25



INSURANCE -  1.28%

American International Group, Inc.                           337,500          27,211            .80

Cincinnati Financial Corp.                                   315,000          16,380            .48



TRANSPORTATION: AIRLINES -  1.04%

Delta Air Lines, Inc.                                        210,000          15,619            .46

AMR Corp./1/                                                 150,000          10,575            .31

Southwest Airlines Co.                                       350,250          9,063             .27



MERCHANDISING -  0.87%

Toys "R" Us, Inc./1/                                         1,000,000        26,000            .77

Lands' End, Inc./1/                                          200,000          3,475             .10



FOOD & HOUSEHOLD PRODUCTS -  0.70%

Colgate-Palmolive Co.                                        350,000          23,800            .70



METALS: STEEL -  0.59%

Worthington Industries, Inc.                                 1,000,000        20,000            .59



ENERGY SOURCES -  0.50%

Helmerich & Payne, Inc.                                      600,000          17,175            .50



MACHINERY & ENGINEERING -  0.38%

Thermo Electron Corp./1/                                     300,000          12,937            .38



AEROSPACE & MILITARY TECHNOLOGY -  0.23%

General Motors Corp., Class H                                200,000          7,975             .23



CONSTRUCTION & HOUSING -  0.11%

Jacobs Engineering Group Inc./1/                             150,000          3,806             .11



MISCELLANEOUS

Other common stocks in initial period of

 acquisition                                                                  36,125            1.06

                                                                              ---------         -----

TOTAL COMMON STOCKS (cost: $1,732,841,000)                                    2,827,103         82.94

                                                                              ---------         -----



                                                             Principal

                                                             Amount

SHORT-TERM SECURITIES                                        (000)



CORPORATE SHORT-TERM NOTES -  16.62%

Xerox Corp. 5.68%-5.75% due 9/12-10/6/95                     $70,400          70,098            2.06

U S WEST Communications Inc. 5.63%-5.70%

due 9/13-9/20/95                                             70,100           69,915            2.05

Wal-Mart Stores Inc. 5.62%-5.71% due 9/7-10/27/95            69,600           69,264            2.03

National Rural Utilities Cooperative Finance Corp.

 5.70%-5.80% due 9/12-10/11/95                               68,750           68,422            2.01

General Electric Capital Corp.

 5.65%-5.87% due 9/8-10/19/95                                62,700           62,439            1.83

AT&T Corp. 5.68% due 10/12/95                                44,500           44,205            1.30

Hewlett-Packard Co. 5.60%-5.67% due 10/31-11/30/95           41,000           40,442            1.19

Vermont American Corp. 5.70%-5.71%

 due 9/15-10/11/95                                           37,207           37,039            1.09

PACCAR Financial Corp. 5.69%-5.73% due 9/5-11/10/95          35,000           34,748            1.02

American Express Credit Corp. 5.70% due                      33,400           33,189            .97
9/21-10/20/95

Chevron Oil Finance Co. 5.73%-5.74% due 9/6-9/8/95           21,700           21,679            .63

Texaco Inc. 5.70%-5.73% due 9/1/95                           15,000           14,998            .44



FEDERAL AGENCY DISCOUNT NOTES- 0.71%

Federal Home Loan Mortgage Corp. 5.64% due 9/25/95           24,290           24,195            .71

                                                                              --------          -----

TOTAL SHORT-TERM SECURITIES (cost:

 $590,639,000)                                                                590,633           17.33

                                                                              --------          -----

TOTAL INVESTMENT SECURITIES (cost:

 $2,323,480,000)                                                              3,417,736         100.27



Excess of payables over cash and receivables                                  9,118             .27



NET ASSETS                                                                    $3,408,618        100.00 %




/1/ Non-income-producing securities.

See Notes to Financial Statements

COMMON STOCKS APPEARING IN THE
PORTFOLIO SINCE FEBRUARY 28, 1995

Boston Scientific
Capital One Financial
Cisco Systems
Digital Equipment
Dow Jones
Harrah's Entertainment
PacifiCare Health Systems
Perrigo
Promus Hotel
Seagate Technology
Silicon Graphics
Solectron
Sybase
Thermo Electron
Viacom

COMMON STOCKS ELIMINATED FROM THE
PORTFOLIO SINCE FEBRUARY 28, 1995

Arthur J. Gallagher
Bay Networks
Compaq Computer
Lotus Development
Microsoft
Promus Companies
Signet Banking
AMCAP FUND Financial Statements

Statement of Assets and Liabilities

AT AUGUST 31, 1995 (DOLLARS IN THOUSANDS)                                      (UNAUDITED)

-------------------------------------------            -----------             ------------

Assets:

Investment securities at market

 (COST: $2,323,480)                                                            $3,417,736

Cash                                                                           191

Receivables for--

 Sales of investments                                  $3,640

 Sales of fund's shares                                3,548

 Dividends and accrued interest                        3,178                   10,366

                                                       -----------             ------------

                                                                               3,428,293

Liabilities:

Payables for--

 Purchases of investments                              14,592

 Repurchases of fund's shares                          2,413

 Management services                                   1,151

 Accrued expenses                                      1,519                   19,675

                                                       -----------             ------------

NET ASSETS AT AUGUST 31, 1995--

 EQUIVALENT TO $14.12 PER SHARE ON

 241,381,041 SHARES OF $1 PAR VALUE

capital stock outstanding (authorized

capital stock--300,000,000 shares)                                             $3,408,618

                                                                               ============

STATEMENT OF OPERATIONS FOR THE SIX

MONTHS ENDED AUGUST 31, 1995 (DOLLARS IN THOUSANDS)                            (UNAUDITED)

                                                       -----------             ------------

Investment Income:

Income:

 Dividends                                             $ 14,715

 Interest                                              16,987                  $ 31,702

                                                       -----------

Expenses:

 Management services fee                               6,464

 Distribution expenses                                 3,000

 Transfer agent fee                                    1,350

 Reports to shareholders                               151

 Registration statement and prospectus                 70

 Postage, stationery and supplies                      335

 Directors' fees                                       52

 Auditing and legal fees                               44

 Custodian fee                                         51

 Other expenses                                        7                       11,524

                                                       -----------             ------------

Net investment income                                                          20,178

                                                                               ------------

Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                                              165,818

Net increase in unrealized

 appreciation on investments:

 Beginning of period                                   781,966

 End of period                                         1,094,256

                                                       -----------

  Net unrealized appreciation

    on investments                                                             312,290

                                                                               ------------

 Net realized gain and unrealized

  appreciation on investments                                                  478,108

                                                                               ------------

Net Increase in Net Assets Resulting

 from Operations                                                               $ 498,286

                                                                               ============

See Notes to Financial Statements



Statement of Changes in Net

 Assets

---------------------------------------------          -----------             -----------------

                                                       SIX MONTHS ENDED        YEAR ENDED

                                                       AUGUST 31, 1995*        FEBRUARY 28, 1995

Operations:                                            -----------             -----------------

Net investment income                                  $   20,178              $   33,784

Net realized gain on investments                       165,818                 131,656

Net unrealized appreciation (depreciation)

 on investments                                        312,290                 (72,698)

                                                       -----------             -----------------

  Net increase in net assets resulting

   from operations                                     498,286                 92,742

                                                       -----------             -----------------

Dividends and Distributions

  Paid to Shareholders:

Dividends from net investment income                   (12,003)                (30,685)

Distributions from net realized

 gain on investments                                   (40,810)                (222,989)

                                                       -----------             -----------------

  Total dividends and distributions                    (52,813)                (253,674)

                                                       -----------             -----------------

Capital Share Transactions:

Proceeds from shares sold:

 16,786,358 AND 35,758,474

 shares, respectively                                  221,328                 435,956

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 3,873,887 and 19,996,561 shares,

 respectively                                          49,579                  237,314

Cost of shares repurchased:

 21,146,202 and 49,806,739

 shares, respectively                                  (277,877)               (605,581)

                                                       -----------             -----------------

  Net increase(decrease)in net assets

   resulting from capital share transactions           (6,970)                 67,689

                                                       -----------             -----------------

Total Increase (Decrease) in Net Assets                438,503                 (93,243)



Net Assets:

Beginning of period                                    2,970,115               3,063,358

                                                       -----------             -----------------

End of period (including undistributed

 NET INVESTMENT INCOME OF $15,834 AND

 $7,659, RESPECTIVELY)                                 $3,408,618              $2,970,115

                                                       ===========             =================


* Unaudited

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Common stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $51,000 includes $10,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,094,256,000, of which $1,124,825,000 related to appreciated securities and $30,569,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended August 31, 1995.
The cost of portfolio securities for book and federal income tax purposes was $2,323,480,000 at August 31, 1995.

3. The fee of $6,464,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended August 31, 1995, distribution expenses under the Plan were $3,000,000. As of August 31, 1995, accrued and unpaid distribution expenses were $1,398,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,350,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $352,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $105,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized gain on investments was $165,271,000 and additional paid-in capital was $1,891,876,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $415,058,000 and $517,390,000, respectively, during the six months ended August 31, 1995.


AMCAP FUND
Per-Share Data and Ratios

                                            Six months
                                            ended                        Year          February      28 or 29
                                                                         ended
                                            August 31,
                                            1995/1/        1995          1994          1993          1992           1991
                                            ---------      -------       ------        ------        ------         ------

Net Asset Value, Beginning
 of Period                                  $12.28         $12.98        $13.52        $13.23        $11.57         $10.87
                                            ---------      -------       ------        ------        ------         ------

 Income from Investment
  OPERATIONS:
   Net investment income                    .08            .14           .12           .13           .17            .22
   Net realized and unrealized
    gain on investments                     1.98           .24           1.28          .63           2.10           1.44
                                            ---------      ------        ------        ------        ------         ------
    Total income from investment
     operations                             2.06           .38           1.40          .76           2.27           1.66
                                            ---------      ------        ------        ------        ------         ------
 Less Distributions:
  Dividends from net investment
   income                                   (.05)          (.13)         (.12)         (.15)         (.15)          (.25)
  Distributions from net realized
   gains                                    (.17)          (.95)         (1.82)        (.32)         (.46)          (.71)
                                            ---------      ------        ------        ------        ------         ------
   Total distributions                      (.22)          (1.08)        (1.94)        (.47)         (.61)          (.96)
                                            ---------      ------        ------        ------        ------         ------
Net Asset Value, End of Period              $14.12         $12.28        $12.98        $13.52        $13.23         $11.57
                                            =========      ======        ======        ======        ======         ======
Total Return/2/                             16.96%         3.41%         11.31%        5.94%         20.41%         16.76%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                 $3,409         $2,970        $3,063        $3,016        $2,796         $2,205
 Ratio of expenses to average
  net assets                                .36%/3/        .71%          .72%          .73%          .75%           .79%
 Ratio of net income to
  average net assets                        .64%/3/        1.16%         .89%          1.02%         1.37%          2.08%
 Portfolio turnover rate                    15.85%/3/      17.92%        22.18%        14.72%        7.74%          16.32%


/1/ Unaudited

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

Directors

Guilford C. Babcock, San Marino, California
Associate Professor of Finance,
School of Business Administration,
University of Southern California

Charles H. Black, Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and Director,
KaiserSteel Corporation

Martin Fenton, Jr., San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

Herbert Hoover III, Pasadena, California
Private investor

Gail L. Neale, Middlebury, Vermont
Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College

Kirk P. Pendleton, Southampton, Pennsylvania
President, Cairnwood, Inc.
(venture capital investment)

James W. Ratzlaff, San Francisco, California
Vice Chairman of the Board,
Capital Research and Management Company

Henry E. Riggs, Claremont, California
President and Professor of Engineering,
Harvey Mudd College

R. Michael Shanahan, Los Angeles, California
President of the fund
Chairman of the Board,
Capital Research and Management Company

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Charles Wolf, Jr., Ph.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser,
The RAND Corporation

Chairman Emeritus

James D. Fullerton, Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

Other Officers

Gordon Crawford, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

Paul G. Haaga, Jr., Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Gregory W. Wendt, San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

Julie F. Williams, Los Angeles, California
Secretary of the fund
Vice President -- Fund Business
Management Group, Capital Research and Management Company

Mary C. Cremin, Brea, California
Treasurer of the fund
Senior Vice President -- Fund Business Management Group, Capital Research and Management Company

Robert P. Simmer, Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

[Side Bar]
FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  MCS/CG/2729
Lit. No. AMCAP-013-1095

[The American Funds Group (R)]
[End Side Bar]